EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,


The undersigned, Richard Tay, the Chief Executive Officer of WorldStar Energy, Corp., and Michael Kinley, the Chief Financial Officer of WorldStar Energy,
Corp., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge, the Report on Form 10-QSB of WorldStar Energy, Corp., for the quarterly period ended September 30, 2007, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of WorldStar Energy, Corp.


Date:  November 16, 2007.

        /s/ "RICHARD TAY"
        _________________________________________
        Richard Tay
        President, Chief Executive Officer,
        Principal Executive Officer and a director


        /s/ "MICHAEL KINLEY"
        ______________________________________
        Michael Kinley
        Secretary, Treasurer, Chief Financial Officer,
        Principal Accounting Officer and a director